SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 June 28, 1995
                                 Date of Report


                     Iowa-Illinois Gas and Electric Company
               (Exact Name of Registrant as Specified in Charter)


         Illinois                 1-3573                 42-0673189
     (State or other     (Commission File Number)      (IRS Employer
      Jurisdiction of                               Identification No.)
      Incorporation)





              106 East Second Street, Davenport, Iowa     52801
             (Address of Principal Executive Offices)  (Zip Code)





       Registrant's telephone number, including area code (319) 326-7111

Item 5. Other Events


     Iowa-Illinois Gas and Electric Company and Midwest Resources
Inc. announced yesterday that the merger of the two companies will be effective on July 1, 1995. The merger forms MidAmerican
Energy Company.

     The common stock of MidAmerican will be listed on the New
York Stock Exchange under the symbol, MEC. Trading is expected to begin on July 3, 1995.

     A copy of the news release is included as an exhibit to this Form 8-K.



Item 7.  Financial Statements and Exhibits.

(C) Exhibits.

Exhibit Number      Exhibit

      99            News Release of Iowa-Illinois Gas and
                    Electric dated as of June 27, 1995.

                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         IOWA-ILLINOIS GAS AND ELECTRIC COMPANY



                         By      L. E. Cooper
                         L. E. Cooper, Vice President-Finance
                         and Chief Financial Officer



June 28, 1995

                               EXHIBIT INDEX


Exhibit No.    Description

    99         News Release of Iowa-Illinois Gas and Electric
               Company dated as of June 27, 1995.